Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMCD”) or its subsidiary, through acquisition on December 18, 2015, JCIII & Associates, LLC (“JCIII”; formerly known as JCIII & Associates, Inc.; and together with AMC Diligence, LLC referred to collectively as “AMC”) performed due diligence services as described below utilizing various scopes of review. All of these mortgage loans, which were originated by multiple parties, were purchased by an affiliate of Bayview Fund Management LLC (“Client”) in multiple bulk transactions and were reviewed by AMC on behalf of such party. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.

The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes (the “AMC Population”):

■	“Compliance Review”:	1,049 mortgage loans
■	“Data Integrity Review”:	1,049 mortgage loans
■	“Securitization Payment History Review”:	1,122 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.

The AMC Population, to our knowledge, is a subset of all mortgage loans in the securitization population. AMC does not know what percentage of total mortgage loans in the securitization population were reviewed by a third party due diligence provider and therefore we cannot comment as to the sufficiency of such sample as a percentage of the overall securitization population.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared certain data fields on the securitization tape provided by Client to the data found in the actual file as captured by AMC or in certain instances to other verification sources provided by the Client. The fields included in the data integrity review are detailed below (please note items with a * represent the latter of the information from the Note or modification, if relevant, on the mortgage loan in question).

AMORTIZATION TYPE	FIRST PAYMENT DATE	MOD LOAN AMOUNT	PROPERTY TYPE
APPRAISED VALUE	FIRST RATE ADJ DATE*	NOTE DATE	PROPERTY ADDRESS
ARM INDEX*	MARGIN*	ORIG FICO	PROPERTY CITY
BALLOON FLAG*	MAX LIFE RATE*	ORIG LOAN AMOUNT	PROPERTY STATE
BORROWER LAST NAME	MIN LIFE RATE*	ORIG RATE	PROPERTY ZIP
CONTRACT SALES PRICE	MOD DATE	ORIGINAL P&I	PURPOSE
CURRENT MATURITY DATE*	MOD FIRST PAYMENT DATE	PERIODIC CAP*	RATE CHANGE FREQ*
FIRST PAYMENT ADJ DATE*	MOD FLAG	PERIODIC FLOOR*

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

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Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	errors in the right of rescission notice;

iv)	failure to provide the correct form of right of rescission notice;

v)	failure to provide the three (3) business day rescission period; and

vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii)	proper execution by all required parties;

iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and

iv)	timing of initial and re-disclosed TIL(s);

c)	Tolerances (§§1026.18, 22 and 23):

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;

d)	High-cost Mortgage (§§1026.31, 32 and 33):

i)	points and fees threshold test;

ii)	APR threshold test;

iii)	prepayment penalty test; and

iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;

e)	Higher-priced Mortgage Loan (§1026.35):

i)	APR threshold test; and

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ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm the presence of the current GFE form in effect at the time of origination;

ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;

iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;

iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and

v)	confirm the presence of a settlement service provider list, as applicable.

b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm current applicable HUD form was provided;

ii)	determination that the loan file contains the final HUD;

iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and

iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;

ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and

iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.

d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;

ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;

iv)	confirm the Special Information Booklet was provided within three (3) business days of application;

v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;

vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and

viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

■	Initial application (1003);

■	Final application (1003);

■	Note;

■	Appraisal;

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■	Sales contract;

■	Title/Preliminary Title;

■	Initial TIL;

■	Final TIL;

■	Final HUD-1;

■	Initial and final GFE’s;

■	Right of Rescission Disclosure;

■	Mortgage/Deed of Trust;

■	Mortgage Insurance;

■	Tangible Net Benefit Disclosure;

■	FACTA disclosures; and

■	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Post-Acquisition Payment History Review

AMC performed a review utilizing a compiled monthly report provided by the Client of the contractual next due dates while the mortgage loans were serviced by BLS and contractual paid to dates while the mortgage loans were serviced by CFS using month-end cut-off in each case. Using the MBA methodology, AMC created a payment string using a 24 month look back for each mortgage loan within the payment history random sample population.  This payment history review was performed with information provided by the Client and utilizing the Clients’ instructions concerning the payment history calculation. During the review, AMC utilized either the contractual next due dates or the contractual paid to dates to which AMC was instructed to add a month to reflect the next due contractual paid to date, (together, the “next due dates”). After the next due date was compiled, AMC created a delinquency string based on that next due data and then compared that pay string to the one provided by the Client on the securitization tape.  AMC was not given additional information such as cash flow to confirm that a payment was made in any given month resulting in the interest paid to date or contractual next due date provided.  As such, AMC cannot confirm that the payment strings verified reflected payments actually being made on the mortgage loans versus the servicer advancing the interest paid to dates or contractual next due dates to reflect extensions, deferments or other payment holidays.

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Item 5. Summary of findings and conclusions of review

There were 1,049 mortgage loans in the final compliance population as reviewed by AMC. After all documents were presented, 781 (74.45%) of the mortgage loans had compliance exceptions; however, only 149 (14.20%) of the mortgage loans had exceptions that triggered a C or D rating under the NRSRO rating criteria noted above.

COMPLIANCE RESULTS SUMMARY (1,049 Mortgage Loans)

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which are raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

AMC Diligence, LLC (1,049 Mortgage Loans)

Compliance: Event Level	Loan Count	% of Loans
A	268	25.55%
B	632	60.25%
C	8	0.76%
D	141	13.44%
Total	1,049	100.00%

The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMCD. Only compliance EV3s, as noted when conducting the original review in question, are listed below. An EV3 may not result in a compliance C or D grade per relevant rating agency guidelines and some mortgage loans may have multiple exceptions. Certain RESPA and application date related exceptions, based upon the time of the initial review or client preference, may have originally been considered an EV3 and may be reported in the table below as such but would now be considered an EV2 or “B” per NRSRO guidelines. The # of Exceptions shown in the table below refers to the total number of exceptions which fell into that category and the % Loans is based solely on the # of Exceptions as a percentage of the total loans reviewed. However, it is possible that a single loan may have multiple exceptions within an Exception category.

Category	Exception	# of Exceptions	% Loans
Compliance	TIL Right to Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form, or provided at the wrong time	156	14.87%
	Missing, Incorrect, or Incomplete HUD-1	141	13.44%
	TIL Finance Charge or APR Tolerance Non-Compliance	86	8.20%
	Other TILA Violations	45	4.29%
	Incomplete Loan Image	33	3.15%
	Other – Missing Data	28	2.67%
	Missing, Incorrect or Incomplete TIL	25	2.38%
	Federal Higher Priced Mortgage Loan and related exceptions	23	2.19%
	TIL- MDIA Non-Compliance	20	1.91%
	Missing Note	12	1.14%
	State Higher Priced Mortgage Loan and related exceptions	11	1.05%
	State Compliance – Late Charge Non-Compliant	9	0.86%
	State Non-Compliant	5	0.48%
Total		594

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DATA INTEGRITY REVIEW RESULTS SUMMARY (1,049 Mortgage Loans)

AMC compared data fields on the securitization tape provided by the Client to the data found in the actual file or in certain instances to other verification sources where data may have changed since the origination of the loan such as borrower last name changing due to marital status changes or address changing due to 911 address changes or Note address not reflecting a physical address. In total, 795 unique mortgage loans (76% of the total) were identified to have variances across thirty (30) unique data fields (a total of 31 unique data fields were included in the Data Integrity Review). The largest variances were found on Current Maturity Date, Original Rate and Origination FICO.

During the course of the data integrity review, AMC noted the following items:

■	Approximately one-third of the Current Maturity Date deltas are off by less than a full month indicating most likely that a change in the due date was approved at some point;

■	Almost all (222 of 240) of the Original Interest Rate Deltas were off by less than 0.005 as it appeared that the Interest Rate per the securitization tape was rounded up to two decimal places; and

■	Most of the deltas for Original FICO, Property Type and Appraised Value were due to the data not being available in the file provided.

Data Field	Primary Document	# Deltas	% Loans
ORIGINAL FICO	Credit Report or FACTA	539	51.38%
CURRENT MATURITY DATE	Latter of Note or Modification	350	33.37%
ORIGINAL RATE	Note	240	22.88%
APPRAISED VALUE	Appraisal or other Property Information	170	16.21%
MOD DATE	Modification	113	10.77%
PROPERTY TYPE	Appraisal or other Property Information	112	10.68%
MOD FLAG	Modification	63	6.01%
PROPERTY ADDRESS	Note	37	3.53%
ORIGINAL P&I	Note	32	3.05%
PROPERTY ZIP	Note	30	2.86%
PURPOSE	HUD, 1003 or 1008 (approval)	29	2.76%
MOD LOAN AMOUNT	Modification	23	2.19%
AMORTIZATION TYPE	Latter of Note or Modification	21	2.00%
FIRST RATE ADJ DATE	Latter of Note or Modification	21	2.00%
MOD FIRST PAYMENT DATE	Modification	19	1.81%
BORROWER LAST NAME	Note	17	1.62%
PROPERTY CITY	Note	17	1.62%
FIRST PAYMENT ADJ DATE	Latter of Note or Modification	16	1.53%
MIN LIFE RATE	Latter of Note or Modification	14	1.33%
ARM INDEX	Latter of Note or Modification	13	1.24%
MARGIN	Latter of Note or Modification	13	1.24%
MAX LIFE RATE	Latter of Note or Modification	13	1.24%
ORIGINAL FIRST PAYMENT DATE	Note	13	1.24%
RATE CHANGE FREQ	Latter of Note or Modification	13	1.24%
PERIODIC CAP	Latter of Note or Modification	12	1.14%
PERIODIC FLOOR	Latter of Note or Modification	12	1.14%
BALLOON FLAG	Latter of Note or Modification	11	1.05%
NOTE DATE	Note	8	0.76%
ORIGINAL LOAN AMOUNT	Note or Mortgage	6	0.57%
CONTRACT SALES PRICE	HUD	1	0.10%

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OTHER REVIEW RESULTS SUMMARY

POST ACQUISITION 24 MONTH PAYMENT HISTORY REVIEW (1,122 Loans)

Using the MBA methodology as applied based upon the scope defined above under Item 4(8), AMC created a payment string using a 24 month look back for each mortgage loan within the payment history random sample population. The results of this review are summarized below.

12 Month Lookback

Clean Pay During Lookback	Loan Count	% of Loans
Yes	1,115	99.38%
No	7	0.62%
Total	1,122	100.00%

24 Month Lookback

Clean Pay During Lookback	Loan Count	% of Loans
Yes	1,076	95.90%
No	46	4.10%
Total	1,122	100.00%

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